UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    Form 8-K


                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 23, 2003


                             KLA-Tencor Corporation
             (Exact name of registrant as specified in its charter)


                                    000-09992
                            (Commission File Number)


          Delaware                                             04-2564110
----------------------------------------------                ----------------
(State or other jurisdiction of incorporation)                (I.R.S. Employer
                                                            Identification No.)

                                 160 Rio Robles
                              San Jose, California
                                      95134
             (Address of principal executive offices, with zip code)


                                 (408) 875-3000
              (Registrant's telephone number, including area code)


                                      N/A
         (Former name or former address, if changed since last report)


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Item 7.    Financial Statements and Exhibits.

     (c) Exhibits.

 Exhibit   Description

  99.1     Press Release issued by KLA-Tencor Corporation dated April 23, 2003.

Item 9.    Regulation FD Disclosure

         In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      On April 23, 2003, KLA-Tencor Corporation, (the Company) issued a press release, the full text of which is furnished as Exhibit 99.1 to this report.



                                       -2-


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              KLA-TENCOR CORPORATION


Date:  April 23, 2003                   By:  /s/  John H. Kispert
                                        -----------------------------------
                                        John H. Kispert
                                        Executive Vice President
                                        and Chief Financial Officer


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INDEX TO EXHIBITS

 Exhibit   Description

  99.1     Press Release issued by KLA-Tencor Corporation dated April 23, 2003.

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